UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2007
IMH Secured Loan Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52611	81-0624254

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11333 N. Scottsdale Rd #160
Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 889-3410
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 17, 2007, IMH Secured Loan Fund, LLC (the “Company”) announced in a press release information concerning the Company’s results of operations for the quarterly period ended September 30, 2007. A copy of this press release, including information concerning forward-looking statements and factors that may affect the Company’s future results, is attached as Exhibit 99.1 and is incorporated herein by this reference. This press release is being furnished, not filed, under Item 2.02 in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibit.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 17, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2007	IMH SECURED LOAN FUND, LLC

	By:	Investors Mortgage Holdings, Inc.
	Its:	Manager

	By:	/s/ Shane Albers

Shane Albers
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 17, 2007